HALLIBURTON COMPANY

                      DIRECTORS' DEFERRED COMPENSATION PLAN

                             AS AMENDED AND RESTATED

                        EFFECTIVE AS OF OCTOBER 22, 2002

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
ARTICLE I                  PURPOSE OF PLAN..........................................................................2

ARTICLE II                 DEFINITIONS..............................................................................3

ARTICLE III                ADMINISTRATION OF THE PLAN...............................................................5

ARTICLE IV                 DEFERRED COMPENSATION....................................................................6

ARTICLE V                  DEFERRED COMPENSATION SUBJECT TO INTEREST................................................7

ARTICLE VI                 STOCK EQUIVALENTS........................................................................8

ARTICLE VII                NATURE OF PLAN..........................................................................10

ARTICLE VIII               TERMINATION OF THE PLAN.................................................................11

ARTICLE IX                 AMENDMENT OF THE PLAN...................................................................12

ARTICLE X                  GENERAL PROVISIONS......................................................................13

ARTICLE XI                 EFFECTIVE DATE..........................................................................14

                               HALLIBURTON COMPANY

                      DIRECTORS' DEFERRED COMPENSATION PLAN

                             AS AMENDED AND RESTATED

                        EFFECTIVE AS OF OCTOBER 22, 2002



         The Board of Directors of Halliburton Company having heretofore established the Directors' Deferred Compensation Plan, pursuant to the provisions of Article VII of said Plan, hereby amends and supplements said Plan to be effective in accordance with the provisions of ARTICLE XI hereof.

                                    ARTICLE I
                                 PURPOSE OF PLAN

         The purpose of the Plan is to assist the Directors of the Company in planning for their retirement.

                                   ARTICLE II
                                   DEFINITIONS

         Where the following words and phrases appear herein, they shall have the respective meanings set forth in this ARTICLE II, unless the context clearly indicates to the contrary.

         Section 2.01. "Administrator" shall mean any administrator appointed by the Committee pursuant to Section 3.01 herein or, in the absence of any such appointment, the Committee.

         Section 2.02. "Board of Directors" shall mean the Board of Directors of the Company.

         Section 2.03. "Committee" shall mean the committee of those individuals (each of whom shall be a Director) appointed by the Board of Directors pursuant to Article III hereof.

         Section 2.04. "Company" shall mean Halliburton Company.

         Section 2.05. "Compensation" shall mean a Participant's compensation for services as a Director.

         Section 2.06. "Deferral Termination Date" shall mean the date a Participant ceases to be a Director of the Company.

         Section 2.07. "Deferred Compensation" shall mean Compensation deferred pursuant to the provisions of this Plan.

         Section  2.08.   "Deferred   Compensation   Account"   shall  mean  the
Participant's Deferred Compensation Account established pursuant to Section 4.03 herein.

         Section 2.09. "Director" shall mean a member of the Board of Directors of the Company.

         Section 2.10. "Earned" or any variant thereof, when used herein with respect to Compensation or Deferred Compensation or interest accrued pursuant to
Section 5.02, shall refer to the end of a Fiscal Quarter and, when used with respect to a dividend or distribution on the Company's common stock referenced in Section 6.02, shall refer to the date of payment of such dividend or distribution by the Company.

         Section 2.11. "Fiscal Quarter" shall mean the quarters of the Fiscal Year ended July 31, October 31, January 31 and April 30.

         Section 2.12. "Fiscal Year" shall mean the twelve-consecutive-month period commencing May 1 of each year.

         Section 2.13. "Market Price" of the common stock of the Company on any date shall mean the closing sales price per share for the common stock (or, if no closing sales price is reported, the average of the bid and ask prices per share on such date) on the New York Stock Exchange or, if the common stock is not then listed on such Exchange, such other national or regional securities exchange upon which the common stock is so listed, as reported in the composite transactions for the principal United States securities exchange on which the common stock is then listed or, if the common stock is not then listed on any such exchange, as reported in The NASDAQ Stock Market.

         Section 2.14. "Participant" shall mean any Director of the Company who has elected to have all or a part of his Compensation deferred pursuant to the Plan.

         Section 2.15. "Plan" shall mean the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated effective as of October 22, 2002, and as the same may thereafter be amended from time to time.

         Section 2.16. "Plan Earnings" shall mean amounts of interest to which reference is made in Section 5.01 herein and of dividends and distributions to which reference is made in Section 6.02 herein.

         Section 2.17. "Stock Equivalent" shall mean a measure of value equal to one share of the Company's common stock.

         Section 2.18. "Stock Equivalents Account" shall mean the Participant's Stock Equivalents Account established pursuant to Section 4.03 herein.

                                   ARTICLE III
                           ADMINISTRATION OF THE PLAN

         Section 3.01. Committee. The Board of Directors shall appoint a Committee to administer, construe and interpret the Plan. Such Committee, or such successor Committee as may be duly appointed by the Board of Directors, shall serve at the pleasure of the Board of Directors. Decisions of the Committee with respect to any matter involving the Plan shall be final and binding on the Company and all Participants. The Committee may designate an Administrator to aid the Committee in its administration of the Plan. Such Administrator shall maintain complete and adequate records pertaining to the Plan, including but not limited to Participants' Deferred Compensation Accounts and Stock Equivalent Accounts, and shall serve at the pleasure of the Committee.


         Section 3.02.  Indemnity.

                  (a) Indemnification. The Company (the "Indemnifying Party") hereby agrees to indemnify and hold harmless the members of the
         Committee and any Administrator designated by the Committee (the "Indemnified Parties") against any losses, claims, damages or liabilities to which any of the Indemnified Parties may become subject to the extent that such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any act or omission of such Indemnified Party in connection with the administration of this Plan (including any act or omission constituting negligence on the part of such Indemnified Party, but excluding any act or omission constituting gross negligence or willful misconduct on the part of such Indemnified Party), and will reimburse the Indemnified Party for any legal or other expenses reasonably incurred by him or her in connection with investigating or defending against any such loss, claim, damage, liability or action.


                  (b) Actions. Promptly after receipt by the Indemnified Party under Section 3.02(a) herein of notice of the commencement of any action or proceeding with respect to any loss, claim, damage or liability against which the Indemnified Party believes he or she is indemnified under Section 3.02(a), the Indemnified Party shall, if a claim with respect thereto is to be made against the Indemnifying Party under such Section, notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party to the extent the Indemnifying Party is not prejudiced by such omission. If any such action or proceeding shall be brought against the Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party, and, after notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under Section 3.02(a) for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation or reasonable expenses of actions taken at the written request of the Indemnifying Party. The Indemnifying Party shall not be liable for any compromise or settlement of any such action or proceeding effected without its consent, which consent will not be unreasonably withheld.

                                   ARTICLE IV
                              DEFERRED COMPENSATION

         Section 4.01. Initial Elections by Participants. Any Director of the Company may at any time elect to participate in the Plan and to have all, or such percentage as he may specify, of the Compensation otherwise payable to him as a Director deferred and paid to him after his Deferral Termination Date at the time and in the manner prescribed in Section 5.02 or Section 6.05. Such election shall be made by notice in writing delivered to the Administrator and shall be applicable only with respect to Compensation earned after the end of the Fiscal Quarter in which such election is made and prior to the earlier of the effective date of a further election pursuant to Section 4.02 herein or such Participant's Deferral Termination Date. At the time of making such initial election hereunder, a Director shall specify the portion, if any, of such Deferred Compensation which will be (i) held subject to the interest payment provisions of ARTICLE V hereof or (ii) translated into Stock Equivalents in accordance with ARTICLE VI hereof.

         Section 4.02. Subsequent Elections by Participants. Subsequent to the initial election by a Participant provided for in Section 4.01, a Participant may at any time make a subsequent election in like manner to increase or decrease the percentage of his Compensation to be deferred pursuant to the Plan and to elect the portion of such Deferred Compensation and any Plan Earnings to be (i) held subject to the interest payment provisions of ARTICLE V hereof or
(ii) translated into Stock Equivalents in accordance with ARTICLE VI hereof. Any such election shall be effective as of the first day of the Fiscal Quarter following the Fiscal Quarter in which such election is made. Notwithstanding anything to the contrary herein, no such subsequent election shall effect a transfer of any amount credited, as of the first day of such Fiscal Quarter, to either the Deferred Compensation Account or the Stock Equivalents Account from such account to the other account.

         Section 4.03. Establishment of Deferred Compensation Accounts and Stock Equivalents Accounts. There shall be established for each Participant an account to be designated as such Participant's Deferred Compensation Account and, where appropriate, an account to be designated as such Participant's Stock Equivalents Account.

         Section 4.04. Allocations to Accounts. Any Deferred Compensation and any Plan Earnings earned by a Participant during a Fiscal Quarter shall be credited to the Deferred Compensation Account of such Participant on the date any such amount is earned. As of the end of such Fiscal Quarter, there shall be deducted from such Participant's Deferred Compensation Account an amount necessary to satisfy such Participant's specification, if any, pursuant to
Section 4.01 or 4.02 herein, of the portion of such Deferred Compensation and Plan Earnings to be allocated to such Participant's Stock Equivalents Account in accordance with Section 6.01 herein.

                                    ARTICLE V
                    DEFERRED COMPENSATION SUBJECT TO INTEREST

         Section 5.01. Interest on Deferred Compensation Accounts. A Participant's Deferred Compensation Account shall be credited as of the end of each Fiscal Quarter with an amount equivalent to interest for the number of days in such quarter (based on a fiscal year of 365 days) at Citibank, N.A.'s prime rate for major corporate borrowers in effect on the first day of such Fiscal Quarter applied to the balance of such account at the beginning of such Fiscal Quarter. (No amount credited to a Participant's Deferred Compensation Account subsequent to the beginning of a Fiscal Quarter shall bear interest during that Fiscal Quarter.) Interest credited to a Participant's Deferred Compensation Account shall be held in such account subject to the provisions of Section 4.04 herein.

         Section 5.02. Distribution of Deferred Compensation Accounts Subject to Interest. When a Participant's Deferral Termination Date shall occur, the balance standing in such Participant's Deferred Compensation Account at the end of the Fiscal Quarter in which such date occurs (after crediting interest thereto in accordance with Section 5.01 herein) shall be distributed to such Participant in one of the following alternative forms, as determined by the Committee in its sole discretion:

         (a)      a single lump-sum payment;

         (b)      five equal annual installments; or

         (c)      ten equal annual installments.

         Until payment is made, interest shall continue to accrue in the manner provided in Section 5.01. All Plan Earnings accrued to the date of payment of any lump-sum or annual installment shall be paid in conjunction with such payment. The lump-sum payment or the initial annual installment shall be distributed on the last business day of January next following the close of the calendar year in which the Participant's Deferral Termination Date occurs. The remaining installments, if any, shall be distributed at annual intervals thereafter.

         If a Participant's Deferral Termination Date shall occur by reason of his death or if he shall die after his Deferral Termination Date, but prior to receipt of all distributions provided for in this Section, all cash distributable hereunder shall be distributed in a lump sum to such Participant's estate or personal representative as soon as administratively feasible following such Participant's death.

                                   ARTICLE VI
                                STOCK EQUIVALENTS

         Section  6.01.  Stock  Equivalents   Accounts.   The  number  of  Stock
Equivalents, or fractions thereof, to be credited to a Participant's Stock Equivalents Account in accordance with Section 4.04 shall be determined by dividing the amount of Deferred Compensation and Plan Earnings to be allocated to such account pursuant to the Participant's specifications given in accordance with Article IV by the Market Price of the Company's common stock on the trading day next preceding the last business day of the Fiscal Quarter specified in
Section 4.04. The number of Stock Equivalents, so determined, shall be credited to the Stock Equivalents Account established for the Participant.

         Section 6.02. Cash and Property Dividend Credits. Additional credits shall be made to a Participant's Deferred Compensation Account throughout the period of such Participant's participation in the Plan, and thereafter until all distributions to which the Participant is entitled under Section 6.05 or ARTICLE VIII shall have been made, in amounts equal to the Plan Earnings consisting of the cash or fair market value of any dividends or distributions declared and made with respect to the Company's common stock payable in cash, securities issued by the Company (other than the Company's common stock but including any such securities convertible into the Company's common stock) or other property which the Participant would have received from time to time had he been the owner on the record dates for the payment of such dividends of the number of shares of the Company's common stock equal to the number of Stock Equivalents in his Stock Equivalents Account on such dates. Each such credit shall be effected as of the payment date for such dividend or distribution. Each and every amount so credited to a Participant's Deferred Compensation Account shall be held in such account subject to the provisions of Section 4.04 herein.

         Section 6.03. Stock Dividend Credits. Additional credits shall be made to a Participant's Stock Equivalents Account throughout the period of his participation in the Plan, and thereafter until all distributions to which the Participant is entitled under Section 6.05 or ARTICLE VIII shall have been made, of a number of Stock Equivalents equal to the number of shares (including fractional shares) of the Company's common stock to which the Participant would have been entitled from time to time as common stock dividends had such Participant been the owner on the record dates for the payments of such stock dividends of the number of shares of the Company's common stock equal to the number of Stock Equivalents credited to his Stock Equivalents Account on such dates. Such additional credits shall be effected as of the end of the Fiscal Quarter in which payment of such stock dividend is made.

         Section 6.04. Recapitalization. If, as a result of a split or combination of the Company's outstanding common stock or other recapitalization or reorganization, the number of shares of the Company's outstanding common stock is increased or decreased or all or a portion of the Company's outstanding common stock is exchanged for or converted into other securities issued by the Company (including without limitation securities convertible into the Company's common stock) or other property, the number of Stock Equivalents credited to a Participant's Stock Equivalents Account shall, to the extent reasonably practicable, be equitably adjusted to give effect to such recapitalization or reorganization (taking into account the fair market value of any securities or other property for which the Company's common stock was exchanged or into which it was converted) as if the Participant had owned of record on the effective date of such recapitalization or reorganization a number of shares of the Company's common stock equal to the number of Stock Equivalents credited to his

Stock Equivalents Account immediately prior thereto. To the extent that any such adjustment is not reasonably practicable, the Board of Directors shall give consideration to amending the Plan pursuant to ARTICLE IX in order to give effect to the purpose of the Plan and, if no such amendments can be effected or are considered desirable, to terminating the Plan pursuant to ARTICLE VIII.

         Section 6.05. Distributions from Stock Equivalent Account After Participant's Deferral Termination Date. When a Participant's Deferral Termination Date shall occur, the Company shall become obligated to make the distributions prescribed in paragraphs (a) and (b) below. At the time of any distribution, each Stock Equivalent to be distributed shall be converted into one share of the Company's common stock and such share shall be distributed to the Participant. Any fraction of a Stock Equivalent to be distributed shall be converted into an amount in cash equal to the Market Price of one share of the Company's common stock on the trading day next preceding the date of distribution multiplied by such fraction and such cash shall be distributed to the Participant.

                  (a)  Distribution  shall  be made  in  one  of  the  following
         alternative  forms,  as  determined   by  the  Committee  in  its  sole
         discretion:

                       (i)    a single lump-sum distribution;

                       (ii)   five equal annual installments; or

                       (iii)  ten equal annual installments.

  Until payment is made, Plan Earnings shall continue to be credited in the manner provided in Section 6.02. All Plan Earnings accrued to the date of any lump-sum distribution or annual installment shall be paid in conjunction with such payment. The lump-sum or the initial annual installment shall be distributed on the last business day of January next following the close of the calendar year in which the Participant's Deferral Termination Date occurs. The remaining installments, if any, shall be distributed at annual intervals thereafter.

                  (b) If a Participant's Deferral Termination Date shall occur by reason of his death or if he shall die after his Deferral Termination Date but prior to receipt of all distributions provided for in this Section, all Stock Equivalents, or the undistributed balance thereof, shall be distributed to such Participant's estate or personal representative as soon as administratively feasible following such Participant's death.

                                   ARTICLE VII
                                 NATURE OF PLAN

         The adoption of this Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust. Legal and equitable title to any funds so set aside shall remain in the Company, and any recipient of benefits hereunder shall have no security or other interest in such funds. Any and all funds so set aside shall remain subject to the claims of the general creditors of the Company, present and future. This provision shall not require the Company to set aside any funds, but the Company may set aside such funds if it chooses to do so.

                                  ARTICLE VIII
                             TERMINATION OF THE PLAN

         The Board of Directors may terminate the Plan at any time. Upon termination of the Plan, distributions in respect of credits to Participants' Deferred Compensation Accounts and Stock Equivalents Accounts as of the date of termination shall be made in the manner and at the time prescribed in Section
5.02 or 6.05; provided, however, that the Board of Directors shall have the right, by amendment of the Plan made in conjunction with such termination, to cause distributions in respect of credits to Participants' Deferred Compensation Accounts and Stock Equivalents Accounts as of the effective date of such termination of the Plan to be made at such time and in such manner as it may determine, including, but not limited to, distributions in equal annual installments of five or ten years or in a lump sum; and further provided that the value of the accounts on distribution shall be determined in a manner consistent with the provisions of Section 5.02 and 6.05, as applicable.

                                   ARTICLE IX
                              AMENDMENT OF THE PLAN

         The Board of Directors may, without the consent of Participants or their beneficiaries, amend the Plan at any time and from time to time; provided, however, that no amendment may deprive a Participant of the amounts allocated to his or her Deferred Compensation Account or Stock Equivalents Account or be retroactive in effect to the prejudice of any Participant.

                                    ARTICLE X
                               GENERAL PROVISIONS

         Section 10.01. No Preference. No Participant shall have any preference over the general creditors of the Company in the event of the Company's insolvency.

         Section 10.02.  Authorized Payments.


                  (a) If the Committee receives evidence satisfactory to it that any person entitled to receive a periodic payment hereunder is, at the time the benefit is payable, physically, mentally or legally incompetent to receive such payment and to give a valid receipt therefor, and that an individual or institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person has been duly appointed, the Committee may direct that such periodic payment or portion thereof be paid to such individual or institution maintaining or having custody of such person, and the receipt of such individual or institution shall be valid and a complete discharge for the payment of such benefit.

                  (b) Payments to be made hereunder may, at the written request of the Participant, be made to a bank account designated by such Participant, provided that deposits to the credit of such Participant in any bank or trust company shall be deemed payment into his hands.

                  (c) Notwithstanding any other provisions of the Plan, if any amounts payable under the Plan are found in a "determination" (within the meaning of Section 1313(a) of the Internal Revenue Code of 1986) to have been includible in gross income of a Participant prior to payment of such amounts hereunder, such amounts shall be paid to such Participant as soon as practicable after the Committee is advised of such determination. For purposes of this paragraph, the Committee shall be entitled to rely on an affidavit by a Participant and a copy of the determination to the effect that a determination described in the preceding sentence has occurred.

         Section 10.03. Gender Words. Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

         Section 10.04. Assignment of Benefits. Benefits provided under the Plan may not be assigned or alienated, either voluntarily or involuntarily, other than by will or the applicable laws of descent and distribution.

         Section 10.05. Conflicts of Laws. THE LAWS OF THE STATE OF TEXAS SHALL CONTROL THE INTERPRETATION AND PERFORMANCE OF THE TERMS OF THE PLAN. THE PLAN IS NOT INTENDED TO QUALIFY UNDER SECTION 401(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR TO COMPLY WITH THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

                                   ARTICLE XI
                                 EFFECTIVE DATE

         This amendment and restatement of the Plan shall be effective as of October 22, 2002, and shall continue in force during subsequent years unless amended or revoked by action of the Board of Directors.

                                   HALLIBURTON COMPANY



                                   By  /s/ David J. Lesar
                                     ------------------------------------------
                                           David J. Lesar
                                           Chairman of the Board, President and
                                           Chief Executive Officer